UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☒
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Empire State Realty Trust, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Exhibit 1

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V84076-P44864 Vote in Person at the Meeting* May 14, 2026 1:00 p.m. (Eastern Time) EMPIRE STATE REALTY TRUST, INC. 111 WEST 33RD STREET, 12 FL. NEW YORK, NY 10120 EMPIRE STATE REALTY TRUST, INC. 2026 Annual Shareholders Meeting Vote by May 13, 2026 11:59 PM ET You invested in EMPIRE STATE REALTY TRUST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the annual shareholders meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 14, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. State Grill, 21 West 33rd Street New York, NY 10118

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V84077-P44864 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming annual shareholders meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Anthony E. Malkin For 1b. Steven J. Gilbert For 1c. S. Michael Giliberto For 1d. Patricia S. Han For 1e. Grant H. Hill For 1f. R. Paige Hood For 1g. George L.W. Malkin For 1h. James D. Robinson IV For 1i. Christina Van Tassell For 1j. Hannah Y. Yang For 2. To approve, on a non-binding, advisory basis, the compensation of our named executive officers. For 3. To approve, on a non-binding, advisory basis, whether future advisory votes on NEO compensation should occur every one, two, or three years. 1 Year 4. To approve the Empire State Realty Trust, Inc. Empire State Realty OP, L.P. 2026 Equity Incentive Plan. For 5. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. For NOTE: The proxies are also authorized to vote in their discretion upon such other matters as may properly be brought before the Annual Shareholders Meeting or any adjournments or postponements thereof.